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                                                                EXHIBIT 10.23(m)

                            AMENDMENT NUMBER THIRTEEN
                                     to the
                           Master Repurchase Agreement
                            dated as of May 30, 2002
                                 by and between
              NEW CENTURY FUNDING SB-1, a Delaware statutory trust
                                       and
                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                 (as successor to SALOMON BROTHERS REALTY CORP.)

        This AMENDMENT NUMBER THIRTEEN (this "Amendment Number Thirteen") is made this 20th day of January, 2006, by and among NEW CENTURY FUNDING SB-1, a Delaware statutory trust, having an address at c/o Christiana Bank & Trust Company, 1314 King Street, Wilmington, Delaware, 19801 ("NC SB-1") and CITIGROUP GLOBAL MARKETS REALTY CORP. (as successor to Salomon Brothers Realty Corp.), having an address at 390 Greenwich Street, New York, New York 10013 (the "Buyer") to the Master Repurchase Agreement, dated as of May 30, 2002, between NC SB-1 and the Buyer, as amended (the "Agreement").

                                    RECITALS

        WHEREAS, Buyer and NC SB-1 have agreed to amend the Agreement to extend the termination date thereof; and

        WHEREAS, as of the date of this Amendment Number Thirteen, NC SB-1 represents to the Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and not in default under the Agreement.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1. Effective as of January 31, 2006, Section 27 of the Agreement shall be amended by substituting "February 28, 2006" for "January 31, 2006" in clause (i) thereof.

        SECTION 2. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Thirteen, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment Number Thirteen, the Seller is in full compliance with all of the terms and conditions of the Agreement and the Letter Agreement and no Default, Event of Default or Material Adverse Change has occurred under the Agreement.



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        SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer all fees and out of pocket expenses incurred by Buyer in connection with this Amendment
Number Thirteen and all other related documentation (including all reasonable fees and out of pocket costs and expenses of Buyer's legal counsel incurred in connection with the foregoing documents), in accordance with Section 22 of the Agreement.

        SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

        SECTION 5. Limited Effect. This Amendment Number Thirteen shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Thirteen, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Thirteen need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.

        SECTION 6. GOVERNING LAW. THIS AMENDMENT NUMBER THIRTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

        SECTION 7. Counterparts. This Amendment Number Thirteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                            [Signature Page Follows]



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        IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment
Number Thirteen to be executed and delivered by their duly authorized officers as of the day and year first above written.

                             NEW CENTURY FUNDING SB-1

                             By:    Christiana Bank & Trust Company, not in
                             its individual capacity but solely as owner trustee

                             By: /s/ James M. Young
                                 ---------------------------------------
                             Name: James M. Young
                                   -------------------------------------
                             Title: Assistant Vice President
                                   -------------------------------------


                             CITIGROUP GLOBAL MARKETS REALTY CORP.

                             By: /s/ James Xanthos
                                 ---------------------------------------
                             Name: James Xanthos
                                   -------------------------------------
                             Title: Authorized Signer
                                    ------------------------------------


        Each of the undersigned Guarantors under the Guaranty and Pledge Agreement dated as of May 30, 2002, as amended, hereby acknowledges and agrees to the amendments and modifications to the Master Repurchase Agreement made pursuant to this Amendment Number Ten.

NEW CENTURY MORTGAGE CORPORATION

By: /s/ Kevin Cloyd
    --------------------------------
Name:   Kevin Cloyd
        ----------------------------
Title: Executive Vice President
       -----------------------------

NEW CENTURY FINANCIAL CORPORATION
(f/k/a New Century REIT, Inc.)

By: /s/ Kevin Cloyd
    --------------------------------
Name:   Kevin Cloyd
        ----------------------------
Title: Executive Vice President
       -----------------------------

By: /s/ Edward F. Gotschall
    --------------------------------
Name:   Edward F. Gotschall
        ----------------------------
Title: Vice Chairman - Finance
       -----------------------------